Exhibit 10.8

Execution Copy

Confidential portions of this document have been redacted and omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The redacted and omitted portions are indicated with the notation “*” and have been filed separately with the SEC.

AMENDMENT NO. 2 TO STUDY AGREEMENT

Between

Merck Sharp & Dohme Corp.

and

Enumeral Biomedical Holdings Inc.

This Amendment No. 2 to Study Agreement (the “Second Amendment”) is dated as of May 31, 2017, (“Second Amendment Effective Date”), by and between Merck Sharp & Dohme Corp., a New Jersey corporation, having a place of business at One Merck Drive, Whitehouse Station, NJ 08889-0100 (“Merck”) and Enumeral Biomedical Holdings Inc., a Delaware corporation, having a place of business at 200 Cambridge Park Drive, Suite 2000, Cambridge, MA 02140 (“Enumeral”). This Second Amendment amends that certain Study Agreement, dated as of December 17, 2014, by and between Merck and Enumeral (the “Agreement”), and amended February 16, 2016 (the “Amendment”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

Merck and Enumeral desire to amend the terms of the Agreement and Amendment to extend the Term of the Agreement and modify and define the aims of the Work Plan. In consideration of the mutual covenants and promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.	Section 5 of the Agreement is deleted in its entirety and the following is inserted in lieu thereof:

“5.        Term.

This Agreement shall be effective on the date of the last signature (the “Effective Date”. The term of this Agreement shall expire on the earlier of delivery of the Final Report or the three (3) year anniversary of the Effective Date, unless extended in writing by mutual agreement and subject to early termination as provided in Paragraph 13 (the “Term”).”

2.	The revised Work Plan included in Attachment A of the Amendment is deleted in its entirety and the Work Plan included entitled “Attachment A-1” and attached to this Second Amendment is inserted in lieu thereof.

Except as explicitly set forth herein, the terms and conditions of the Agreement and the Amendment remain unchanged and in full force and effect.

[Signature Page Follows]

Execution Copy

IN WITNESS WHEREOF, the Parties have caused this Second Agreement to be executed by their duly authorized representatives, effective as of the Second Agreement Effective Date.

MERCK SHARP & DOHME CORP.	ENUMERAL BIOMEDICAL HOLDINGS INC.

By /s/ Benjamin Thorner	By /s/ Matthew A. Ebert

Benjamin Thorner	Matthew A. Ebert
Name	Name

SVP & Head of BD&L	General Counsel and Corporate Secretary
Title	Title

5/31/2017	31 May 2017
Date	Date

Execution Copy

ATTACHMENT A-1

Amended Work Plan

*